SUN CAPITAL ADVISERS TRUST

SC Goldman Sachs Short Duration Fund

Supplement dated January 28, 2010

To the Initial Class and Service Class Prospectuses, each dated May 1, 2009

This supplement provides information regarding changes to SC Goldman Sachs Short Duration Fund (the “Fund”).  Effective January 31, 2010, Thomas J. Kenny, one of the named portfolio managers for the Fund, will no longer be managing the Fund.  Accordingly, all references to Thomas J. Kenny in the Initial Class prospectus and the Service Class prospectus are hereby deleted.  The remaining five portfolio managers named for the Fund in the prospectuses will continue to manage the Fund.